                                 AMENDMENT NO. 4
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS

          This Amendment No. 4 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") amends, effective June 19, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class Y Shares;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2008.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                              TO AMENDMENT NO. 4 TO
                              AMENDED AND RESTATED
             AGREEMENT AND DECLARATION OF TRUST OF AIM SECTOR FUNDS

                                   "SCHEDULE A
                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                         CLASSES OF EACH PORTFOLIO
---------                         -------------------------
AIM Energy Fund                   Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Financial Services Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Gold & Precious Metals Fund   Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Leisure Fund                  Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Technology Fund               Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Utilities Fund                Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class Y Shares
                                  Institutional Class Shares
                                  Investor Class Shares"